SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RMK High Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RMK ADVANTAGE INCOME FUND, INC.

RMK HIGH INCOME FUND, INC.

RMK STRATEGIC INCOME FUND, INC.

Fifty North Front Street

Memphis, Tennessee 38103

May 23, 2006

Dear Stockholder:

We are pleased to enclose the notice and proxy statement for the Joint Annual Meeting of Stockholders of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each, a “Fund” and collectively, the “Funds”) to be held on July 14, 2006 at the Funds’ principal executive offices, Fifty North Front Street, 21st Floor, Memphis, Tennessee at 11:00 a.m. Central Time.

At the Funds’ Joint Annual Meeting of Stockholders, you will be asked to vote on the election of three Class III Directors of your Fund(s).

Your Board of Directors, including all of the Independent Directors, unanimously recommends that you vote “FOR” the election of each of the nominees. The attached proxy materials provide more information regarding the nominees.

Your vote is important. Voting your shares early will permit the Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached proxy materials, please complete, sign and date your proxy card and mail it in the enclosed postage-paid envelope. Please refer to the enclosed proxy card for alternative forms of voting or you may vote in person.

Thank you for your continued support.

Sincerely,

Carter E. Anthony

President

RMK ADVANTAGE INCOME FUND, INC.

RMK HIGH INCOME FUND, INC.

RMK STRATEGIC INCOME FUND, INC.

Fifty North Front Street

Memphis, Tennessee 38103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of each of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each, a “Fund” and collectively, the “Funds”) will be held on July 14, 2006 at 11:00 a.m. Central Time, at the Funds’ principal executive offices, Fifty North Front Street, 21st Floor, Memphis, Tennessee for the following purposes:

(1)	To elect three Class III Directors to serve until the annual meeting of stockholders in 2009, or until their successors are elected and qualified; and

(2)	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors unanimously recommends that stockholders vote “FOR” the election of each of the nominees.

The Funds’ Boards of Directors have fixed the close of business on April 28, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

By Order of the Boards of Directors,

Charles D. Maxwell

Secretary

May 23, 2006

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Stockholders are invited to attend the Meeting in person. Any stockholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. Please refer to the enclosed proxy card for instructions on alternative forms of voting. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote in favor of the election of each of the nominees.

To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

RMK ADVANTAGE INCOME FUND, INC.

RMK HIGH INCOME FUND, INC.

RMK STRATEGIC INCOME FUND, INC.

Fifty North Front Street

Memphis, Tennessee 38103

PROXY STATEMENT

Annual Meeting of Stockholders

July 14, 2006

INTRODUCTION

This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies on behalf of the Board of Directors (“Board”) of each of RMK Advantage Income Fund, Inc. (“Advantage Income Fund”), RMK High Income Fund, Inc. (“High Income Fund”), and RMK Strategic Income Fund, Inc. (“Strategic Income Fund”) (each, a “Fund” and collectively, the “Funds”) to be voted at the Annual Meeting of Stockholders of the Funds to be held on July 14, 2006 at 11:00 a.m. Central Time at the Funds’ principal executive offices, Fifty North Front Street, 21st Floor, Memphis, Tennessee, or any adjournment thereof (the “Meeting”). The approximate mailing date of this Proxy Statement and the accompanying form of proxy is May 26, 2006. The Annual Report of the Funds for the fiscal year ended March 31, 2006, including audited financial statements, accompanies this Proxy Statement. As discussed more fully below, stockholders of the Funds are being asked to vote on the election of three Class III Directors of their Fund(s). The Boards know of no business other than the election of the Directors that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The close of business on April 28, 2006 has been fixed as the record date (the “Record Date”) for determining stockholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, Advantage Income Fund had 30,043,935.0311 outstanding shares of common stock, High Income Fund had 22,225,415.7071 outstanding shares of common stock and Strategic Income Fund had 26,884,179.7531 outstanding shares of common stock. Each share entitles the holder to one vote, with no shares having cumulative voting rights. To the knowledge of the Funds, as of the Record Date, no person is the beneficial owner of more than five percent of any of the Fund’s outstanding shares. Directors and officers of each Fund as a group own an aggregate of less than one percent of the Fund’s outstanding shares.

The presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at the Meeting, shall constitute a quorum at the

Meeting. Each outstanding full share of common stock of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such an adjournment.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions indicated in the proxies; if no direction is indicated, the shares will be voted “FOR” the election of each of the nominees. Assuming a quorum is present at the Meeting, the election of each Director requires a plurality of the votes cast at the Meeting. “Plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Broker non-votes are shares held in “street name” for which a broker or other nominee indicates that it has not received instructions from the beneficial owners or other persons entitled to vote and for which the broker or other nominee does not have discretionary voting authority. Votes withheld, abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment or proposal. Accordingly, votes withheld, abstentions and broker non-votes effectively will be a vote AGAINST adjournment because the required vote is a percentage of the shares present at the Meeting. Votes withheld, abstentions and broker non-votes will not be counted; however, as votes cast for purposes of determining whether sufficient votes have been received to elect the nominees.

The cost of preparing, assembling, printing and mailing the proxy materials will be borne by the Funds. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or other electronic communications or personal contact by representatives of Morgan Keegan & Company, Inc. (“Morgan Keegan”), the Funds’ administrator, none of whom will receive any compensation from the Funds for these activities. If votes are recorded by telephone, Morgan Keegan will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that a stockholder’s instructions have been properly recorded.

You may revoke your proxy at any time before the Meeting by providing another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Secretary of the Fund prior to the Meeting and must include your name and account number. If you attend the Meeting in person, you may vote by ballot, thereby canceling any proxy you provided previously. Proxies voted by alternative forms may be revoked in the same manner that proxies by mail may be revoked.

Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

PROPOSAL

Election of Directors

Each Fund Board is divided into three classes, designated Class I, Class II and Class III, with the members of each class serving for a term of three years. The classification of the Directors is designed to promote the continuity and stability of the Funds’ management and policies. Because of this classification, elections of Directors at at least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors.

The current Class III Directors, Jack R. Blair, Albert C. Johnson and Archie W. Willis III, each have terms expiring in 2006. Messrs. Blair and Johnson were appointed to the Boards of Directors, effective November 2, 2005, to fill vacancies resulting from the retirement of certain Directors. Each of the Class III Directors has consented to be named in this Proxy Statement and to serve as a Director if elected. If elected, each nominee would serve as a Director who is not an “interested person” (“Independent Director”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Messrs. Blair and Johnson were originally recommended for appointment as Directors of the Funds by an Executive Officer. The Funds’ Independent Directors Committees met to discuss the candidates and, after due consideration, recommended to the Boards the election of the nominees listed above. The Boards and the Independent Directors Committees took into consideration the qualifications, experience and background of each nominee. In particular, the Boards and the Independent Directors Committees considered each nominee’s familiarity with the Funds as a result of their current service as Directors and their knowledge of the investment company industry. After discussion and consideration, the Boards, including the Independent Directors, voted on May 22, 2006 to nominate Jack R. Blair, Albert C. Johnson and Archie W. Willis III (collectively, the “Director Nominees”) for election as Class III Directors with terms expiring in 2009.

The Boards know of no reason why the Director Nominees would become unavailable for election as Directors, but if that should occur before the Meeting, the proxies received will be voted for such other nominees as the Boards, including the Independent Directors, may nominate. None of the Directors are related to another.

Information About the Funds’ Directors and Officers

Certain information concerning the Funds’ Director Nominees and other Directors and Officers is set forth below. Unless otherwise noted, each of the Director Nominees and other Directors and Officers has engaged in the principal occupation(s) listed in the following table for five years or more. An asterisk (*) indicates Directors and Officers who are “interested persons” (as defined in the 1940 Act) of the Funds by virtue of their positions with Morgan Asset Management, Inc. (“MAM”), the Fund’s adviser, Morgan Keegan and/or Regions Financial Corporation, the publicly held parent of Morgan Keegan, and its other subsidiaries.

Information About the Funds’ Directors

Class III—DIRECTOR NOMINEES

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorship(s) Held by Director
Independent Directors
Jack R. Blair Age 64	Director of Advantage Income Fund since 2005 Director of High Income Fund since 2005 Director of Strategic Income Fund since 2005	Mr. Blair serves as non-executive Chairman of dj Orthopedics, Inc. Mr. Blair served as non-executive Chairman of SCB Computer Technology, Inc. from September 2000 until March 2004 when the company was acquired by CIBER, Inc.	18	NuVasive, Inc., Buckman Laboratories, Inc. and ActiveImplants Corporation.

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorship(s) Held by Director
Albert C. Johnson Age 61	Director of Advantage Income Fund since 2005 Director of High Income Fund since 2005 Director of Strategic Income Fund since 2005	Mr. Johnson has been an independent financial consultant since 1998. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He also was with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham Office.	18	Books-A-Million, Inc. since 2005, currently Chairman of the Audit Committee.
Archie W. Willis III Age 48	Director of Advantage Income Fund since 2004 Director of High Income Fund since 2003 Director of Strategic Income Fund since 2004	Mr. Willis has been President of Community Capital (financial advisory and real estate development consulting) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan from 1991 to 1999.	18	Memphis Telecom, LLC since 2001.

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorship(s) Held by Director
CLASS I DIRECTORS
Independent Director
James Stillman R. McFadden(5) Age 48	Director of Advantage Income Fund since 2004 Director of High Income Fund since 2003 Director of Strategic Income Fund since 2004	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002 and President and Director of 1703, Inc. (restaurant management) since 1998. He also has served as a Director for several private companies since 1997.	18	None
Interested Director
J. Kenneth Alderman* Age 53	Director of Advantage Income Fund since 2004 Director of High Income Fund since 2003 Director of Strategic Income Fund since 2004	Mr. Alderman has been President of Regions Morgan Keegan Trust and Chief Executive Officer of MAM since 2002. He is a Certified Public Accountant and Chartered Financial Analyst.	18	None

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorship(s) Held by Director
CLASS II DIRECTORS
Independent Directors
W. Randall Pittman, Age 52	Director of Advantage Income Fund since 2004 Director of High Income Fund since 2003 Director of Strategic Income Fund since 2004	Mr. Pittman has been Chief Financial Officer of Emageon, Inc. (healthcare information systems) since 2002. From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller. He is a Certified Public Accountant, and was with the accounting firm of Ernst & Young, LLP from 1976 to 1983.	18	None

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorship(s) Held by Director
Mary S. Stone Age 55	Director of Advantage Income Fund since 2004 Director of High Income Fund since 2003 Director of Strategic Income Fund since 2004	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and has held the Hugh Culverhouse Endowed Chair of Accountancy since 2002. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee.	18	None
Interested Director
Allen B. Morgan, Jr.* Age 63	Director of Advantage Income Fund since 2004 Director of High Income Fund since 2003 Director of Strategic Income Fund since 2004	Mr. Morgan has served as a Director and Vice-Chairman of Regions Financial Corporation since 2001 and 2003, respectively. He also has served as a Director of MAM since 1993. Mr. Morgan has been Chairman of Morgan Keegan since 1969 and Executive Managing Director of Morgan Keegan since 1969.	18	Regions Financial Corporation

(1)	The address of each Director is c/o the Funds, Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103.
(2)

The Boards are divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class III, Class I and Class II Directors shall expire at the annual meetings of stockholders held in 2006, 2007, and 2008, respectively, and at each third annual meeting of stockholders thereafter. Each Director serves until the expiration of his or her term and until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Funds’ by-laws or charter or by statute.

(3)	Each of the Directors oversees the other registered investment companies in the Regions Morgan Keegan fund complex including those of each of the Funds.
(4)	McFadden Communications, LLC (“McFadden Communications”), a company of which Mr. McFadden is a majority owner, commenced a commercial banking relationship with Union Planters Bank in August 2003 pursuant to which Union Planters Bank extended to the company, in the ordinary course of business, a secured loan and line of credit. This relationship continued with Regions Bank subsequent to the June 30, 2004 merger of Union Planters Corporation and Regions Financial Corporation. Since July 1, 2004, the largest aggregate amount of debt outstanding on the line of credit and loan was approximately $2.3 million. As of March 31, 2006, the approximate aggregate amount of debt outstanding was $2.27 million, a portion of which was borrowed at Prime Rate and the other portion of which was borrowed at 6.35%. Moreover, McFadden Communications has a ten year lease with Regions Bank for certain equipment at a cost of approximately $272,000 annually, which lease was negotiated in the market (and reflects fair market terms and conditions). Prior to July 1, 2004, McFadden Communications also performed printing services for Union Planters Corporation and one or more of its subsidiaries on a job-by-job basis competing with other printing companies. Since July 1, 2004, the company has performed similar services on the same basis for Regions Bank and one or more of its subsidiaries (collectively, “Regions”), but not for MAM, Regions Morgan Keegan Trust or Morgan Keegan. For the period from July 1, 2004 through March 31, 2006, total revenues from services provided to Regions amounted to approximately $1.3 million representing approximately 4.2% of the company’s revenue over that same period of time.

Information About the Funds’ Officers

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Carter E. Anthony* Age 61	President of Advantage Income Fund since 2004 President of High Income Fund since 2003 President of Strategic Income Fund since 2004	From 2002 to present, Mr. Anthony has served as President and Chief Investment Officer of MAM. From 2000-2002, he served as Executive Vice President and Director of Capital Management Group—Regions Financial Corporation. He holds the Chartered Financial Analyst designation.

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Thomas R. Gamble* Age 63	Vice-President of Advantage Income Fund since 2004 Vice-President of High Income Fund since 2003 Vice-President of Strategic Income Fund since 2004	Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President & Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.
Joseph C. Weller*(3) Age 67	Treasurer of Advantage Income Fund since 2004 Treasurer of High Income Fund since 2003 Treasurer of Strategic Income Fund since 2004	Mr. Weller has been Executive Vice President and Chief Financial Officer of Morgan Keegan since 1969, Treasurer and Secretary of Morgan Keegan since 1969 and Executive Managing Director of Morgan Keegan since 1969. He also has served as a Director of MAM since 1993.

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Charles D. Maxwell* Age 52

Secretary and Assistant Treasurer of Advantage Income Fund since 2004

Secretary and Assistant Treasurer of High Income Fund
since 2003

Secretary and Assistant Treasurer of Strategic Income Fund since 2004

Mr. Maxwell has been a Managing Director of Morgan Keegan since 1998 and Assistant Treasurer and Assistant Secretary of Morgan Keegan since 1994. He has been Secretary and Treasurer of Morgan Asset Management, Inc. since 1993. He was Senior Vice President of Morgan Keegan from 1995 to 1997. Mr. Maxwell was also with Ernst & Young (accountants) from 1976 to 1986 and served as a senior manager from 1984 to 1986.
J. Thompson Weller*(3) Age 41	Assistant Secretary of Advantage Income Fund since 2004 Assistant Secretary of High Income Fund since 2003 Assistant Secretary of Strategic Income Fund since 2004	Mr. Weller has been a Managing Director and Controller of Morgan Keegan since 2001. He was Senior Vice President and Controller of Morgan Keegan from 1998 to 2001, Controller and First Vice President from 1997 to 1998, Controller and Vice President from 1995 to 1997 and Assistant Controller from 1992 to 1995.

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Michele L. Fowler* Age 37	Chief Compliance Officer since 2006	Ms. Fowler has been the Chief Compliance Officer of MAM since 2006. She was a Senior Attorney and First Vice President of Morgan Keegan from 2002 to April 2006. She was a Staff Attorney with FedEx Corporation from 2001 to 2002 specializing in employment litigation. She was an Associate with Ford & Harrison, LLP from 1997 to 2001.

(1)	The address of Messrs. Maxwell, Weller and Weller and Ms. Fowler is Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103. The address of Messrs. Anthony and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.
(2)	Officers of the Funds are elected and appointed by the Boards annually and hold office until the next annual appointment and until their successors are chosen and qualified, or until they resign, are removed or are otherwise disqualified to serve.
(3)	Joseph C. Weller is the father of J. Thompson Weller.

Compensation of the Fund Directors

Directors of the Funds who are “interested persons” (as defined in the 1940 Act) of the Funds receive no salary or fees from the Funds. Independent Directors receive an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended from each Fund. Each chairperson of the Independent Directors Committee and Audit Committee receives annual compensation of $500 from each Fund. An additional $1,500 is paid to the Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No Director is entitled to receive pension or retirement benefits from the Funds.

The table below sets forth the compensation paid to the Independent Directors by the Funds for the fiscal year ended March 31, 2006. For the calendar year ended December 31, 2005, the Independent Directors received the compensation set forth in the last column of the table below for serving as directors of all the registered investment companies in the Regions Morgan Keegan fund complex.

Name and Position With Funds	Aggregate Compensation from each Fund for the Fiscal Year Ended March 31, 2006	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From each Fund and the Fund Complex Paid to the Director for the Calendar Year Ended December 31, 2005
Independent Directors
Jack R. Blair	$4,000 Advantage $4,000 High $4,000 Strategic	None	None	$11,500
Albert C. Johnson	$4,000 Advantage $4,000 High $4,000 Strategic	None	None	$11,500
James Stillman R. McFadden	$8,792 Advantage $8,792 High $8,792 Strategic	None	None	$44,500
W. Randall Pittman	$8,167 Advantage $8,167 High $8,167 Strategic	None	None	$42,000
Mary S. Stone	$8,167 Advantage $8,167 High $8,167 Strategic	None	None	$42,000
Archie W. Willis III	$8,167 Advantage $8,167 High $8,167 Strategic	None	None	$42,000

Name and Position With Funds	Aggregate Compensation from each Fund for the Fiscal Year Ended March 31, 2006	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From each Fund and the Fund Complex Paid to the Director for the Calendar Year Ended December 31, 2005
Directors who are “Interested Persons”
J. Kenneth Alderman	None	None	None	None
Allen B. Morgan, Jr.	None	None	None	None

Directors’ Ownership of Fund Securities

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all registered investment companies in the Regions Morgan Keegan fund complex as of April 28, 2006.

Name of Director	Aggregate Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in Investment Companies Overseen by Director in Fund Complex
Independent Directors
Jack R. Blair	Advantage—None High—None Strategic—None	Less than $10,000
Albert C. Johnson	Advantage—None High—None Strategic—None	Less than $10,000
James Stillman R. McFadden	Advantage—None High—Less than $10,000 Strategic—Less than $10,000	Over $100,000
W. Randall Pittman	Advantage—Less than $10,000 High—Less than $10,000 Strategic—Less than $10,000	$10,001-$50,000
Mary S. Stone	Advantage—Less than $10,000 High—Less than $10,000 Strategic—Less than $10,000	$10,001-$50,000
Archie W. Willis III	Advantage—Less than $10,000 High—Less than $10,000 Strategic—Less than $10,000	$10,001-$50,000

Name of Director	Aggregate Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in Investment Companies Overseen by Director in Fund Complex
Interested Directors
J. Kenneth Alderman	Advantage—None High—None Strategic—Less than $10,000	Over $100,000
Allen B. Morgan, Jr.	Advantage—$10,001-$50,000 High—Over $100,000 Strategic—$10,001-$50,000	Over $100,000

Board and Committee Meetings

The Boards of each Fund met five times during the Funds’ fiscal year ended March 31, 2006, and each Director attended every meeting of the Boards and of any committees of which he or she was a member during that year. The Boards each have an Audit Committee, Independent Directors Committee and a Qualified Legal Compliance Committee.

Audit Committees

Each Fund has an Audit Committee that consists of all of the Independent Directors of the Fund, all of whom are independent and financially literate, as defined in Section 303A of the corporate governance standards of the New York Stock Exchange. The members of each Audit Committee are Messrs. Blair, Johnson, McFadden, Pittman and Willis and Ms. Stone. The Board has determined that Messrs. McFadden, Pittman and Johnson and Ms. Stone qualify as “audit committee financial experts,” as defined in item 401(h) of Regulation S-K. The principal functions of the Audit Committees are to select independent accountants to conduct the annual audit of the Funds’ financial statements, review with the independent accountants the outline, scope and results of the annual audit, and review the performance and approve all fees charged by the independent accountants for audit, audit-related and other professional services. In addition, the Audit Committees meet with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

Each Fund has adopted a written charter for its Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. The Funds’ Audit Committees have received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLC

(“PwC”), independent registered public accounting firm for the Funds. The Audit Committees have discussed with PwC its independence with respect to the Funds and certain matters required to be discussed by Statements on Auditing Standards No. 61, as amended. The Audit Committees have considered whether the provision of non-audit services by PwC is compatible with maintaining the independence of PwC.

The Audit Committees also review and discuss the audit of each Fund’s financial statements with Fund management and with PwC. If any material concerns arise during the course of the audit and preparation of the audited financial statements mailed to stockholders and included in the Funds’ Annual Report to Stockholders, the Audit Committee would be notified by Fund management or by PwC. The Audit Committees received no such notifications for the Funds.

The Audit Committees met four times during the Funds’ fiscal year ended March 31, 2006. Subsequent to the Funds’ fiscal year ended March 31, 2006, the Committees met on May 22, 2006 and the Committee members reviewed the Funds’ audited financial statements. Attached as Appendix B is a copy of the Funds’ Audit Committee Report with respect to the Funds’ audited financial statements. Following the Audit Committees’ review and discussion regarding the audit of the Funds’ financial statements with fund management and with PwC, the Audit Committees recommended to the Directors that the Funds’ audited financial statements for the 2006 fiscal year be included in the Funds’ Annual Report to Stockholders.

Independent Directors Committees

The Independent Directors Committees consist of all of the Independent Directors. The Independent Directors Committees must determine at least annually with respect to the Funds’ advisory agreements and periodically with respect to other arrangements whether these arrangements should be approved for continuance. The Independent Directors Committees also are responsible for evaluating and recommending the selection and nomination of candidates for the Boards of Directors, including Independent Directors, assessing whether Directors should be added or removed from the Boards and recommending to the Boards policies concerning Independent Director compensation, investment in the Funds, Boards’ and Committees’ governance procedures and Fund resources and periodically reviewing compliance with any such policies adopted. The Independent Directors Committees also nominate candidates for membership on all Board Committees. Each Fund has adopted a written charter for its Independent Directors Committee, a copy of which is attached as Appendix C to this Proxy Statement. The Independent Directors Committees met five times during the Funds’ fiscal year ended March 31, 2006.

Nominee Qualifications. While there is no formal list of qualifications, the Independent Director Committees consider, among other things, whether prospective nominees have distinguished records in their primary careers, high integrity, and substantive knowledge in areas important to the Boards’ operations, such as a background or education in finance, auditing, or, the workings of the securities markets. For candidates to serve as Independent Directors, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committees also consider whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to remain apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate.

Identification of Nominees. The Independent Directors Committees consider prospective candidates from stockholders and any source they deem appropriate. Each Committee will consider nominees recommended by stockholders if such proposed nominations are submitted in writing to the attention of Charles D. Maxwell (addressed c/o the applicable Fund, Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103). The stockholder recommendation must be received at the above address no later than January 26, 2007. Mr. Maxwell will forward properly submitted nominations to Mr. McFadden, Chairman of each Fund’s Independent Directors Committee. The Committees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. The Committees must receive the following information regarding a candidate: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) date of birth (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee member(s), based on the results of these contacts, believed they had identified a viable candidate, they would address the matter to the full Committee(s) for their consideration. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Qualified Legal Compliance Committees

In addition, each Fund has a Qualified Legal Compliance Committee (“QLCC”) that consists of all of the Independent Directors. The QLCCs receive, review and take appropriate action with respect to any report made or referred to the QLCCs by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by the Funds or by an officer, director, employee or agent of the Funds. The QLCCs did not meet during the fiscal year ended March 31, 2006.

The Boards recommend that the stockholders vote “FOR” the election of each of the Class III Director Nominees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act as applied to each Fund require the Fund’s officers and directors, persons who beneficially own more than 10 percent of the Fund’s common stock and certain other persons to file reports of ownership of the Fund’s common stock and changes in such ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon a review of the copies of such forms furnished during or with respect to the fiscal year ended March 31, 2006, each Fund reports that MAM’s Form 3 was inadvertently filed late.

DIRECTOR ATTENDANCE AT MEETINGS AND

STOCKHOLDER COMMUNICATIONS

The Funds do not have a policy on Director attendance at the Annual Meeting of Stockholders. Stockholders may send written communications to the Boards or to an individual Director by mailing such correspondence to the Funds’ Secretary, Charles D. Maxwell (addressed to Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103). Such communications must be signed by the stockholder and identify the number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Stockholder Proposals” herein.

ADDITIONAL INFORMATION

Independent Registered Public Accountants’ Fees

The SEC’s auditor independence rules require the Audit Committees of the Funds to pre-approve (a) all audit and permissible non-audit services provided by the Funds’ independent registered public accounting firm directly to the Funds and (b) those permissible non-audit services provided by the Funds’ independent registered public accounting firm to MAM and any entity controlling, controlled by or under common control with MAM that provides ongoing services to the Funds (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Funds.

The tables below set forth for the Funds, for the fiscal years ended March 31, 2006 and 2005, the fees billed by its independent registered public accounting firm for all audit and non-audit services provided directly to the Funds. The Funds’ independent registered public accountants did not provide any non-audit services to the Funds’ Affiliated Service Providers. Services under the caption:

•	Audit Fees are for the audit of the Funds’ annual financial statements included in the Funds’ reports to stockholders and in connection with statutory and regulatory filing or engagements;

•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;

•	Tax Fees include preparing the Funds’ U.S. income tax returns, tax compliance, tax advice and tax planning.

•	All Other Fees are for other products and services provided.

Fees for audit and non-audit services provided directly to each Fund:

	Audit Fees 2006	Audit-Related Fees 2006	Tax Fees 2006	All Other Fees 2006
Advantage Income Fund	$35,000	None	$3,000	None
High Income Fund	$35,000	None	$3,000	None
Strategic Income Fund	$35,000	None	$3,000	None

	Audit Fees 2005	Audit-Related Fees 2005	Tax Fees 2005	All Other Fees 2005
Advantage Income Fund	$33,000	None	$2,000	None
High Income Fund	$34,000	None	$2,000	None
Strategic Income Fund	$33,000	None	$2,000	None

The aggregate fees billed by PwC for non-audit service rendered to each Fund for the fiscal years ended March 31, 2006 and March 31, 2005 are as indicated under tax fees above.

Fees for non-audit services provided to the Funds’ Affiliated Service Providers for which pre-approval by the Funds’ Committees was required:

Audit-Related Fees 2006	Tax Fees 2006	All Other Fees 2006
None	None	None

Audit-Related Fees 2005	Tax Fees 2005	All Other Fees 2005
None	None	None

Aggregate non-audit fees for services provided to the Funds’ Affiliated Service Providers, regardless of whether pre-approval was required.

Aggregate Non-Audit Fees 2006
None

Aggregate Non-Audit Fees 2005
None

Pre-Approval of Audit and Non-Audit Services.

Audit and non-audit services provided to the Funds require pre-approval by the Funds’ Audit Committees. The Audit Committees pre-approve these services on a case-by-case basis. As noted above, the Audit Committees also must pre-approve those non-audit services provided to the Funds’ Affiliated Service Providers that relate directly to the operations and financial reporting of the Funds. Any individual project that does not exceed $15,000 may be pre-approved by the chair of the Audit Committees. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committees.

None of the services included under Audit-Related Fees, Tax Fees and All Other Fees above were approved by the Audit Committees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulations S-X.

A representative of PwC is expected to be present at the Meeting and will have an opportunity to make a statement if he so desires and to respond to questions from stockholders.

Investment Adviser and Administrator

MAM, a subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation, is the investment adviser of the Funds. The principal office of MAM is located at 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203. Morgan Keegan, a wholly owned subsidiary of Regions Financial Corporation, is the administrator of the Funds. The principal office of Morgan Keegan is located at Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its annual report for its most recent fiscal year to any stockholder upon request. Such requests should be directed to the appropriate Fund at Fifty North Front Street, 15th Floor, Memphis, Tennessee 38103, or by calling (800) 564-2188.

Stockholder Proposals

The Funds expect to hold their next Annual Meeting of Stockholders in July 2007. The By-Laws of each Fund requires advance notice be given to the Fund in the event a stockholder desires to transact any business at Fund’s Annual Meeting of Stockholders. Proposals of stockholders intended to be presented at the Meeting must be received by the Fund by January 26, 2007 for inclusion in the Fund’s Proxy Statement and form of Proxy for that Meeting.

Notice of any such business must be in writing and sent to Charles D. Maxwell, addressed c/o the applicable Fund, Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103.

By Order of the Boards of Directors,

Charles D. Maxwell

Secretary

Dated: May 23, 2006

Appendix A

RMK ADVANTAGE INCOME FUND, INC.

RMK HIGH INCOME FUND, INC.

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

RMK STRATEGIC INCOME FUND, INC.

Audit Committee Charter

I. Audit Committee Membership and Qualifications

The Audit Committee of each of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each a “Fund”) shall consist of at least three members appointed by the Board of Directors (“Board”) of the Fund upon recommendation by the Fund’s Independent Directors Committee. The Board may replace members of the Audit Committee for any reason.

No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Fund Act of 1940 (“1940 Act”), nor shall any member receive any compensation from the Fund except compensation for service as a member of the Fund’s Board or a committee of the Board.

Each member shall be “financially literate” as defined in the New York Stock Exchange Corporate Governance Standards. The Board shall determine annually whether any member of the Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR. Consistent with Item 3 of Form N-CSR, the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and the Board in the absence of such designation or identification.

II. Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)	to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain service providers;

(b)	to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund’s financial statements and the independent audit thereof;

(c)	to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)	to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors;

(e)	to act as a liaison between the Fund’s independent auditors and the full Board;

(f)	to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of Directors;[1] and
(g)	to assist Board oversight of the Fund’s internal audit function.

The independent auditors for the Fund shall report directly to the Audit Committee.

1	An example appears as Attachment A to this charter.

III. Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	to select and approve in advance the retention of auditors to annually audit and provide their opinion on the Fund’s financial statements; to oversee the performance of the auditors and, if the Committee deems it appropriate, to approve the termination of their engagement; and, in connection with the foregoing, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor’s qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

(i)	the audit firm’s internal quality-control procedures;

(ii)	any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

(iii)	all relationships between the independent auditor and the Fund, as well as the Fund’s investment adviser or administrator or any control affiliate thereof that provides ongoing services to the Fund.

It is a responsibility of the Audit Committee to engage actively in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

(b)	to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser, administrator or any entity controlling, controlled by, or under common control with its investment adviser or administrator (“adviser/administrator affiliate”) that provides ongoing services to the Fund, if the engagement by the investment adviser, administrator or adviser/administrator affiliate relates directly to the operations and financial reporting of the Fund;

(c)	to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s auditors to provide any of the services described in (b) above;

(d)	to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(e)	to consider whether the non-audit services provided by the Fund’s auditor to the Fund’s investment adviser, administrator or adviser/administrator affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence;

(f)	to review the arrangements for and scope of the annual audit and any special audits;

(g)	to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

(h)	to consider information and comments from the auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

(i)	to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to,

the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, to review the auditors’ opinion on the Fund’s financial statements, and to discuss with management and the independent auditor the Fund’s annual audited financial statements and other periodic financial statements, including the Fund’s disclosures under “Management’s Discussion of Fund Performance”;

(j)	to resolve disagreements between management and the auditors regarding financial reporting;

(k)	to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations upon the scope of the audit and management’s response thereto;

(l)	to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal control over financial reporting;

(m)	to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator or any other provider of accounting related services for the Fund, of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

(n)	to discuss generally the Fund’s earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, e.g., the types of information to be disclosed and the type of presentation to be made;

(o)	to review in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;

(p)	to set clear policies relating to the hiring by entities within the Fund’s investment company complex[2] of employees or former employees of the independent auditors;

(q)	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

(r)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(s)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority from the Fund that is appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report or performing other audit, review or attest services for the Fund, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members.

2	“Investment company complex” includes: the fund and its investment adviser or sponsor; any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV. Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

V. Operations of the Audit Committee

(a)	The Audit Committee shall meet on a regular basis and at least twice per year and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days’ notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week’s time.

(b)	The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s By-laws.

(c)	The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

(d)	The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, internal auditors and the Fund’s independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser or administrator and with other entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

(e)	The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

(f)	The Audit Committee may select one of its members to be the chair and may select a vice chair.

(g)	A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(h)	The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

(i)	The Audit Committee shall evaluate its performance at least annually.

Adopted as amended: May 22, 2006

Appendix B

AUDIT COMMITTEE REPORT

RMK ADVANTAGE INCOME FUND, INC.

RMK HIGH INCOME FUND, INC.

RMK STRATEGIC INCOME FUND, INC.

(collectively, the “Funds”)

The Audit Committees of the Board of Directors of the Funds operate pursuant to the Funds’ Charter, which sets forth the role of the Audit Committee in the Fund’s financial reporting process. Pursuant to the Charter, the role of the Audit Committees is to oversee the Funds’ accounting and financial reporting processes and the quality and objectivity of the Funds’ financial statements and the independent audit of those financial statements. The Committees are responsible for, among other things, recommending the initial and ongoing engagement of the auditors and reviewing the scope and results of the Funds’ annual audit with the Funds’ independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Funds’ financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Funds are responsible for planning and carrying out proper audits and reviews.

The Audit Committees met on May 22, 2006 to review the Funds’ audited financial statements for the fiscal period ended March 31, 2006. In performing this oversight function, the Audit Committees reviewed and discussed the audited financial statements with Fund management and their independent auditors, PricewaterhouseCoopers LLP (“PwC”). The Audit Committees discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committees also discussed with PwC its independence.

The members of the Audit Committees are not experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and PwC.

B-1

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committees set forth above and in the Charter, the Audit Committees recommended to the Boards of Directors that the audited financial statements be included in the Funds’ Annual Report to Stockholders for the fiscal year ended March 31, 2006.

Jack R. Blair

Albert C. Johnson

James Stillman R. McFadden

W. Randall Pittman

Mary S. Stone

Archie W. Willis III

May 22, 2006

B-2

Appendix C

RMK ADVANTAGE INCOME FUND, INC.

RMK HIGH INCOME FUND, INC.

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

RMK STRATEGIC INCOME FUND, INC.

Independent Directors Committee Charter

Committee Membership

The Independent Directors Committee (“Committee”) of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each a “Fund”) (i) shall be composed solely of members of the Boards of Directors of the Fund (each a “Board”) who are not “interested persons” of the Fund (“Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder, and (ii) in the absence of a Board resolution to the contrary, shall consist of all of the Independent Directors of the Fund.

Duties and Powers of the Committee

1.	The Committee shall request such information and materials as it believes are reasonably necessary to evaluate the Fund’s advisory arrangement. The Committee shall also review the Fund’s service contracts with any affiliated service providers. Based upon its review, the Committee shall determine at least annually whether to recommend to the Board and the Independent Directors that the current arrangement(s) be approved for continuance for the following year.

2.	Except for those duties reserved for the Audit Committee, the Committee shall also periodically review the services provided to the Fund by other non-affiliated service providers and determine whether to recommend to the Board that the current arrangements be approved for continuance. The Committee may request and review information and certificates from these service providers and the management of the Fund.

3.

The Committee shall identify and recommend to the Independent Directors of the Fund candidates for selection and nomination to serve as Independent Directors. The Committee shall also evaluate and make recommendations to the full Board regarding candidates who are “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act). The Committee may consider recommendations for candidates from any source it deems appropriate. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Fund’s investment adviser and other principal service providers. Persons selected must be independent in terms of both the letter and spirit of the 1940 Act. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

4.	The Committee shall periodically review the composition of the Board and the backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing members. The Committee shall propose to the Board and the Independent Directors changes to the number of positions on the Board and the addition or removal of members.

5.	The Committee shall recommend to the Board policies concerning, among other things: (i) Independent Director compensation; (ii) Independent Director investment in the Fund; (iii) Board and committee governance procedures; (iv) attendance at and preparation for meetings; and (v) resources available for Independent Directors, including relevant publications and conferences; and shall periodically review compliance with any such policies adopted.

6.	The Committee shall nominate candidates for membership on all Board committees and shall periodically review committee assignments.

7.	The Committee may review and investigate such other matters related to the Fund that are delegated to the Committee by the Board.

Operations of the Committee

1.	The Committee shall normally meet at least annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days’ notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week’s time.

2.	The Committee shall ordinarily meet in person at times and dates that correspond to Board meetings, but may, when necessary, have telephonic meetings and may act by written consent, to the extent permitted by law. In-person attendance of meetings is expected, however, under special circumstances, individual members may attend a meeting telephonically when they are unable to attend the meeting in person.

3.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to meet privately, to admit non-members individually by invitation and to retain special counsel and other experts or consultants at the expense of the Fund.

4.	The Committee may select one of its number to be the chair and may select a vice chair. The Committee may delegate one or more of its members to carry out particular activities on behalf of the Committee.

5.	The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

6.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

7.	The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

Adopted as amended: May 22, 2006

RMK High Income Fund, Inc.
		☐		Mark this box with an X if you have made changes to your name or address details above.
Annual Meeting Proxy Card

☒ Please mark vote as in this example.

A	Election of Class III Directors

The Board of Directors recommends a vote “FOR” the listed nominees.

			For	Withhold
	01 – Jack R. Blair		☐	☐
	02 – Albert C. Johnson		☐	☐
	03 – Archie W. Willis III		☐	☐

B

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

NOTE: Please sign your name EXACTLY as your name appears on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator or guardian please provide your FULL title. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature					Date

Signature 2					Date
Proxy – RMK High Income Fund, Inc.

Proxy for the Annual Meeting of Stockholders – July 14, 2006 at 11:00 a.m. Central Time

Fifty North Front Street, 21st Floor

Memphis, Tennessee 38103

Proxy Solicited by Board of Directors of RMK High Income Fund, Inc.

The undersigned hereby appoints as proxies Charles D. Maxwell and J. Thompson Weller, and each of them, with full power of substitution and revocation to represent and vote all of the undersigned’s shares of RMK High Income Fund, Inc., with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on July 14, 2006 at 11:00 a.m. Central Time and any postponement or adjournment thereof.

Shares represented by this proxy will be voted as instructed by the stockholder. If no such directions are indicated, the Proxies will have the authority to vote “FOR” the election of Directors.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be voted on reverse side.)